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                                                                  EXHIBIT (i)(1)



                                February 28, 2007



Calamos Investment Trust
2020 Calamos Court
Naperville, Illinois  60563

Ladies and Gentlemen:

         As counsel for Calamos Investment Trust (the "Trust"), we consent to the incorporation by reference of our opinion for each of the Trust's series, filed with the Trust's registration statement on Form N-1A, Securities Act file no. 33-19228, on each of the dates listed below.



Date of Opinion                 Date of Filing                 Series
---------------                 --------------                 ------
November 25, 2003               November 28, 2003              Calamos Growth Fund
                                                               Calamos Blue Chip Fund
                                                               Calamos Value Fund
                                                               Calamos Growth and Income Fund
                                                               Calamos Global Growth and Income Fund
                                                               Calamos High Yield Fund
                                                               Calamos Convertible Fund
                                                               Calamos Market Neutral Income Fund
                                                                 (formerly Calamos Market Neutral Fund)

December 29, 2004               December 29, 2004              Calamos International Growth Fund

June 22, 2006                   June 22, 2006                  Calamos Multi-Fund Blend

December 15, 2006               December 15, 2006              Calamos Global Equity Fund



In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                            Very truly yours,

                                            /s/ Bell, Boyd & Lloyd LLP

                                            Bell, Boyd & Lloyd LLP